INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10. INCOME TAXES

The Company accounts for its income taxes in accordance with ASC 740, “Incomes Taxes”, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and tax credit carry forwards.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operation in the period that includes the enactment date. The Company has a net operating loss carryforward, however, due to the uncertainty of realization, the Company has provided a full valuation allowance for deferred tax assets resulting from this net operating loss carryforward.

The reconciliation of the federal statutory income tax rate to our effective income tax rate is as follows:

	2024	2023

Federal tax statutory rate	21.0%	21.0%
Permanent difference	(0.0)%	(0.0)%
Valuation allowance	(21.0)%	(21.0)%
Effective rate	0%	0%

Significant components of the Company’s estimated deferred assets and liabilities as of December 31, 2024 and 2023 are as follows:

	2024	2023
	(net)	(gross)
Net operating loss	$51,931	$246,610
Start-up costs	444,553	-
Transaction costs	567,922	-
Valuation allowance	(1,064,406)	(246,610)
Deferred tax assets, net of valuation allowance	$-	$-

As of December 31, 2024, we had federal net operating loss of $247,288 which has an indefinite carryforward period.